CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Xtreme Companies, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004 (the "Report"), Kevin Ryan, Chief Executive Officer of the Company, and Barrett Evans, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May  24,  2004



/s/  Kevin  Ryan
---------------------------
Kevin  Ryan

Chief  Executive  Officer



Dated:  May  24,  2004




/s/  Barrett  Evans
----------------------------
Barett  Evans
Interim  Chief  Financial  Officer




The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.